UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2006 (February 13, 2006)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 14, 2006, Abercrombie & Fitch Co. (the “Registrant”) issued a news release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) ended January 28, 2006 and the fifty-two weeks (fiscal year) ended January 28, 2006. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Registrant also made available as part of the Release a reconciliation between the Registrant’s reported GAAP financial measures and the non-GAAP financial measures discussed in the Release; and made available in conjunction with the Release additional quarterly financial information as of and for the quarterly period ended January 28, 2006 and the other quarterly periods during the fiscal year ended January 28, 2006 and as of and for the quarterly periods during the fiscal years ended January 29, 2005, January 31, 2004 and February 1, 2003. The reconciliation and the additional quarterly financial information are furnished as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
     The Registrant’s management believes that the disclosure of the non-GAAP financial measures provides useful information to investors or other users of the financial statements since the non-GAAP financial measures more accurately reflect the Registrant’s results from operations without the impact of the non-recurring charges for the executive severance agreement in fiscal 2005 and the legal settlement in fiscal 2004 and also assist in the calculation of net income per share growth guidance provided excluding the impact of expected FAS 123 (R) expense.
     The Registrant’s management conducted a conference call on February 14, 2006, at approximately 4:30 p.m., Eastern Time, to review the Registrant’s financial results for the thirteen weeks and the fiscal year ended January 28, 2006. Additionally, the Registrant’s management addressed plans for the fiscal year ending February 3, 2007 on the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events
     In the Release, the Registrant also announced that its Board of Directors had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on February 13, 2006 and is payable on March 21, 2006 to stockholders of record on February 28, 2006.

Item 9.01. Financial Statements and Exhibits.
     (a) through (c) Not applicable.
     (d) Exhibits:
     The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on February 14, 2006

99.2	Reconciliation between Reported GAAP Financial Measures and Non-GAAP Financial Measures Discussed in News Release issued by Abercrombie & Fitch Co. on February 14, 2006

99.3	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on February 14, 2006

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 14, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: February 15, 2006	By:	/s/ Michael W. Kramer

Michael W. Kramer Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated February 15, 2006
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on February 14, 2006

99.2	Reconciliation between Reported GAAP Financial Measures and Non-GAAP Financial Measures Discussed in News Release issued by Abercrombie & Fitch Co. on February 14, 2006

99.3	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on February 14, 2006

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 14, 2006